FURNITURE AND EQUIPMENT (Tables)	12 Months Ended
Sep. 30, 2013
FURNITURE AND EQUIPMENT
Schedule of cost and accumulated depreciation of property and equipment

	As of and For the Years Ended September 30,
	2013	2012

Furniture and equipment	$41,200	$41,200
Computer software	1,709,386	1,174,169
Work in process	—	505,014
	1,750,586	1,720,383

Less accumulated depreciation	(1,367,345)	(1,155,356)

Furniture and equipment - net	$383,241	$565,027